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                                                                EXHIBIT 23.1



The Board of Directors
American Tower Corporation:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                KPMG PEAT MARWICK LLP


Houston, Texas
March 7, 1997